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                                                                   EXHIBIT 10(i)

                               FIRST AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 16th day of December, 1996, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), ING (U.S.) CAPITAL CORPORATION, f/k/a Internationale Nederlanden (U.S.) Capital Corporation, as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

         WHEREAS, the Company, Agent and Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of April 11, 1996 (the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

         WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement to (i) set forth certain agreements relating to an indemnity or other credit support which ING (U.S.) Capital Corporation may provide on behalf of Borrower in connection with Hedging Transactions, and (ii) incorporate amendments to the Bank of Boston/ING Capital Facility;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                 "Amendment" means this First Amendment to Third Amended and Restated Credit Agreement.

                 "Credit Agreement" means the Original Agreement as amended hereby.





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                           ARTICLE II. -- Amendments

         Section 2.1. Definitions. The definitions of "Applicable Margin", "Bank of Boston/ING Capital Facility" and "Hedging Agreement" set forth in
Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

                          "Applicable Margin" shall mean (i) with respect to Base Rate Loans zero percent (0%) per annum and (ii) with respect to Eurodollar Loans, one and three-eighths percent (1.375%) per annum.

                          "Bank of Boston/ING Capital Facility" shall mean, collectively, two uncommitted secured demand transactional line of credit facilities, in an aggregate amount not to exceed $90,000,000, dated August 23, 1995, as amended as of November 20, 1996, among The First National Bank of Boston, individually and as agent, ING (U.S.) Capital Corporation, the other lenders named therein, and (i) Plains Marketing, and (ii) PMCT, together with the security documents and other documents and agreements executed in connection with each such facility.

                          "Hedging Agreement" shall mean (i) any currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement, or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between any Obligor and Agent, AIG Trading Corporation, or any Lender, or (ii) any swap agreement, cap, floor, collar, exchange transaction, forward agreement, or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons, or any option with respect to any such transaction now existing or hereafter entered into between any Obligor and Agent, AIG Trading Corporation, or any Lender.

         Section 2.2 Hedging Agreement Indemnity. Article 2 of the Original Agreement is hereby amended by adding a new Section 2.10 to read as follows:

                 2.10. Hedging Agreement Indemnity. From time to time ING (U.S.) Capital Corporation ("ING Capital") may provide an indemnity or other credit support on behalf of Obligors to AIG Trading Corporation, whereby ING Capital agrees to pay the obligations of such Obligor arising from time to time under a Hedging Agreement (a "Hedging Agreement Indemnity"). In consideration thereof, the Company hereby promises and agrees to pay to ING Capital each amount which ING Capital is called upon to pay on behalf of or for the benefit of such Obligor under a Hedging Agreement Indemnity. The Company shall pay each such amount, immediately upon demand, in legal tender of the United States in same day funds. Such promise and agreement of the Company is irrevocable and unconditional. ING Capital is authorized and instructed to pay all demands for payment under any such Hedging Agreement Indemnity after exercising reasonable care to determine whether such demand or the amount thereof is correct. The Company hereby promises to pay to ING Capital, on demand, interest at the Post-Default Rate on any amount payable by the Company





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         under this section from the date such amounts become due until they are paid. The Company may enter into a separate Reimbursement Agreement governing such promise and agreement of the Company to pay to ING Capital each amount which ING Capital is called upon to pay on behalf of or for the benefit of such Obligor under a Hedging Agreement Indemnity. Notwithstanding the existence of any such separate Reimbursement Agreement, the obligation of the Company described in this section shall be an "Obligation" arising under this Agreement and shall be secured by and entitled to the benefit of all Guaranties and Security Documents, whether or not the Security Documents specifically describe such separate Reimbursement Agreement or the obligations of the Company under this section. Each payment under a Hedging Agreement Indemnity (whether in response to a demand for payment or otherwise) shall constitute a loan by ING Capital and shall be secured by and entitled to all benefits under the Security Documents.

         Section 2.3. Indebtedness. Section 8.09(e) is hereby amended in its entirety to read as follows:

                 (e) (i) Indebtedness of Plains Marketing, PMCT and their Wholly-Owned Subsidiaries under the Bank of Boston/ING Capital Facility, and the guaranty by the Company of such Indebtedness (together with reimbursement obligations of the Company in connection with the Support Letter of Credit), (ii) the unsecured guaranty by PMCT of the indebtedness of the Company under the Senior Subordinated Indenture and the Senior Subordinated Notes, (iii) other Indebtedness of Plains Marketing, PMCT and their Wholly-Owned Subsidiaries arising in the ordinary course of their businesses under crude oil purchase or sale agreements, crude oil future, forward or similar contracts, or letters of credit supporting such obligations, and the unsecured guaranty by the Company of such other Indebtedness, and (iv) the unsecured guaranty by the Company of indebtedness of Plains Marketing, PMCT and their Wholly-Owned Subsidiaries arising in the ordinary course of their businesses under crude oil purchase or sale agreements, crude oil future, forward or similar contracts, or letters of credit supporting such obligations; provided, the aggregate outstanding amount of such Indebtedness under the preceding clauses
         (iii) and (iv) shall not at any time exceed (A) $125,000,000 minus (B) the outstanding Indebtedness under the Bank of Boston/ING Capital Facility.

                         ARTICLE III. -- Miscellaneous


         Section 3.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that the representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto.

         Section 3.2. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended





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or affected by this Amendment are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

         Section 3.3. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

         Section 3.4. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein shall survive the execution and delivery of this Amendment and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

         Section 3.5. Basic Document. This Amendment is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

         Section 3.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 3.7. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

   IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                        PLAINS RESOURCES INC.


                                        By:       /s/ Phillip D. Kramer
                                           ------------------------------------
                                            Phillip D. Kramer
                                            Vice President and Chief Financial
                                            Officer





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                                       ING (U.S.) CAPITAL CORPORATION,
                                       f/k/a Internationale Nederlanden (U.S.)
                                       Capital Corporation, individually as a
                                       Lender and as Agent


                                       By:        /s/  Robi Artman-Hodge
                                          --------------------------------------
                                           Robi Artman-Hodge, Managing Director


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       Lender


                                       By:        /s/ George W. Passela
                                          --------------------------------------
                                           George W. Passela, Managing Director


                                       DEN NORSKE BANK AS, Lender



                                       By:        /s/ Byron L. Cooley
                                          --------------------------------------
                                           Byron L. Cooley,Senior Vice President


                                       By:        /s/ Morten Bjornsen
                                          --------------------------------------
                                           Morten Bjornsen, Senior Vice
                                           President


                                       WELLS FARGO BANK (TEXAS)
                                       NATIONAL ASSOCIATION
                                       (f/k/a First Interstate Bank of Texas,
                                       N.A.), Lender


                                       By:        /s/ Ann M. Rhoads
                                          --------------------------------------
                                           Ann M. Rhoads, Vice President



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                                       TEXAS COMMERCE BANK NATIONAL
                                       ASSOCIATION, Lender


                                       By:        /s/ Scott H. Richardson
                                          --------------------------------------
                                           Scott H. Richardson, Vice President




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                             CONSENT AND AGREEMENT

         Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated April 11, 1996 made by it for the benefit of Agent and Lenders, and (iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect. Each of the undersigned hereby further agrees that any obligation of the Company arising pursuant to Section 2.10 of the Credit Agreement shall constitute "Obligations" under the Guaranty.



                                      PLAINS MARKETING & TRANSPORTATION INC.


                                      By:       /s/ Phillip D. Kramer
                                         --------------------------------------
                                           Phillip D. Kramer, Vice President


                                      PLAINS RESOURCES INTERNATIONAL INC.


                                      By:       /s/ Phillip D. Kramer
                                         --------------------------------------
                                           Phillip D. Kramer, Vice President


                                      PLAINS TERMINAL & TRANSFER CORPORATION


                                      By:       /s/ Phillip D. Kramer
                                         --------------------------------------
                                           Phillip D. Kramer, Vice President


                                      PLX CRUDE LINES INC.


                                      By:       /s/ Phillip D. Kramer
                                         --------------------------------------
                                           Phillip D. Kramer, Vice President





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                                    STOCKER RESOURCES, INC.


                                    By:       /s/ Phillip D. Kramer
                                       ----------------------------------------
                                         Phillip D. Kramer, Vice President


                                    PLX INGLESIDE INC.


                                    By:       /s/ Phillip D. Kramer
                                       ----------------------------------------
                                         Phillip D. Kramer, Vice President


                                    STOCKER RESOURCES, L.P.

                                    By:     Stocker Resources, Inc.,
                                             its General Partner


                                            By:       /s/ Phillip D. Kramer
                                               --------------------------------
                                                 Phillip D. Kramer, Vice
                                                 President


                                    CALUMET FLORIDA, INC.


                                    By:       /s/ Phillip D. Kramer
                                       ----------------------------------------
                                         Phillip D. Kramer, Vice President


                                    PLAINS ILLINOIS INC.


                                    By:       /s/ Phillip D. Kramer
                                       ----------------------------------------
                                         Phillip D. Kramer, Vice President





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